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                                                                   Exhibit 10.40
                                                                   -------------

                                   CAMINUS LLC

                                 AMENDMENT NO. 1

                                       TO

                              EMPLOYMENT AGREEMENT


         This Amendment No. 1 to Employment Agreement is made as of November 8, 1999, by and between Simon Young (the "Employee") and Caminus LLC, a Delaware limited liability company and successor in interest to ZAI*NET Software, L.P. (the "Company"), and amends the Employment Agreement by and between the Employee and ZAI*NET Software, L.P., dated as of May 12, 1998 (the "Agreement").


         1. The first sentence of Section 1.1 of the Agreement is hereby amended by deleting "Executive Vice President" and substituting "Vice President" therefor.

         2. Section 1.2 of the Agreement is hereby amended by deleting "President" and substituting "Senior Vice President, Director of European Operations" therefor.

         3. Except as set forth above, the Agreement shall remain in full force and effect.


         EXECUTED as of the date set forth above.

                                               CAMINUS LLC


                                               /s/ Mark A. Herman
                                               --------------------------------
                                               By: Mark A. Herman
                                               Its: CFO


                                               EMPLOYEE


                                               /s/ Simon Young
                                               --------------------------------
                                               Simon Young